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Putnam INVESTMENTS

Putnam Capital Spectrum Fund

Summary prospectus

8 | 30 | 17

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T	CLASS Y
	PVSAX	PVSBX	PVSCX	PVSMX	PVSRX	PVSTX	PVSYX

Putnam Capital Spectrum Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/17, are incorporated by reference into this summary prospectus.

Goal

Putnam Capital Spectrum Fund seeks total return.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 24 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.47%	0.25%	0.23% =	0.95%
Class B	0.47%	1.00%	0.23% =	1.70%
Class C	0.47%	1.00%	0.23% =	1.70%
Class M	0.47%	0.75%	0.23% =	1.45%
Class R	0.47%	0.50%	0.23% =	1.20%
Class T	0.47%	0.25%	0.23%<	0.95%
Class Y	0.47%	N/A	0.23% =	0.70%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
†	Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.73%.
=	Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$666	$860	$1,070	$1,674
Class B	$673	$836	$1,123	$1,810
Class B (no redemption)	$173	$536	$923	$1,810
Class C	$273	$536	$923	$2,009
Class C (no redemption)	$173	$536	$923	$2,009
Class M	$492	$793	$1,114	$2,025
Class R	$122	$381	$660	$1,455
Class T	$345	$545	$762	$1,387
Class Y	$72	$224	$390	$871

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 9%.

Investments, risks, and performance

Investments

We invest in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that we believe have favorable investment potential. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time the fund may, without limit, emphasize investments in a particular type of security (i.e., in a particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. In recent years, a significant majority of the fund’s investments have consisted of equity securities.

We expect to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). We may also invest in fixed income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities), and in companies that are not leveraged. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also engage in short sales of securities.

We may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it may concentrate its investments in a limited number of issuers and currently focuses its investments in particular sectors. For example, because the fund currently invests significantly in certain companies in the communication services and health care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks relating to those sectors.

The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the -counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s investments in leveraged companies, the fund’s “non-diversified” status and the fund’s use of short selling can increase the risks of investing in the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	Since Inception (5/18/09)
Class A before taxes	–3.43%	10.60%	14.26%
Class A after taxes on distributions	–4.27%	9.50%	13.05%
Class A after taxes on distributions and sale of fund shares	–1.25%	8.23%	11.43%
Class B before taxes	–3.23%	10.82%	14.29%
Class C before taxes	0.72%	11.09%	14.29%
Class M before taxes	–1.62%	10.57%	14.04%
Class R before taxes	2.18%	11.65%	14.86%
Class T before taxes*	–0.10%	11.36%	14.77%
Class Y before taxes	2.71%	12.20%	15.44%
Capital Spectrum Blended Index (no deduction for fees, expenses or taxes)	15.22%	11.29%	13.62%

*  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

The Putnam Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

David Glancy
Portfolio Manager, portfolio manager of the fund since 2009

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*  Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Effective April 1, 2017, purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Class T shares of the fund are not currently available for purchase.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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